THE ADVISORS' INNER CIRCLE FUND III

FS Chiron Real Asset Fund (the "Fund")

Supplement dated August 2, 2022 to:

•	the Fund's Summary Prospectus, dated May 3, 2022, as supplemented (the "Summary Prospectus");
•	the Fund's Prospectus, dated April 12, 2022, as supplemented (the "Prospectus"); and
•	the Fund's Statement of Additional Information, dated April 12, 2022, as supplemented (the "SAI").

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Peter Bianco no longer serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Bianco contained in the Summary Prospectus, Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CHI-SK-021-0100